Exhibit 10.15

AMENDMENT TO
LOCK-UP, VOTING AND STANDSTILL AGREEMENT

This AMENDMENT TO LOCK-UP, VOTING AND STANDSTILL AGREEMENT (this “Amendment”), dated as of May 31, 2021, is entered into by and between Aterian, Inc., a Delaware corporation (f/k/a Mohawk Group Holdings, Inc.) (the “Company”), and Healing Solutions LLC, a Delaware limited liability company (the “Stockholder”).

WHEREAS, the Company and the Stockholder are parties to that certain Lock-Up, Voting and Standstill Agreement (the “Agreement”), dated as of February 2, 2021;

WHEREAS, capitalized terms used and not defined herein shall have the meanings set forth in the Agreement;

WHEREAS, Section 10.3 of the Agreement provides that the Agreement may be amended with the written consent of the Parent and the holders of at least 75% of the Stockholder Shares; and

WHEREAS, the Parties desire to amend the Agreement to extend the lock-up period provided for in the Agreement (such period commencing on the Closing Date and ending six months thereafter) such that it ends on December 1, 2021, only in respect of certain Subject Securities, along with such other amendments that are necessary or advisable in connection therewith.

NOW, THEREFORE, the parties hereto agree as follows:

1.From and after August 2, 2021, the definition of “Existing Securities” is hereby amended, solely for the purposes of such term’s use in the definition of “Subject Securities” in Section 3.1 of the Agreement, to replace the reference to “1,387,759” with “693,879”.

2.Section 3.1 of the Agreement is hereby amended to replace the following language in the first sentence in such section “in each case at any time during the period commencing on the Closing Date and ending six months thereafter” with “in each case at any time during the period commencing on the Closing Date and ending on December 1, 2021”.

3.Section 9 of the Agreement is hereby amended to replace the following language in such section “the date that is six (6) months after the date of this Agreement” with “December 1, 2021”.

4.Except to the extent amended by this Amendment, all of the provisions of the Agreement shall continue in full force and effect and shall remain enforceable and binding against all parties in accordance with their terms.  If there is an inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment will prevail.  After the date of this Amendment, all references in the Agreement to the “Agreement” shall mean the Agreement, as amended by this Amendment.

5.The provisions of Sections 10.3, 10.6, 10.7, 10.8 and 10.9 of the Agreement are hereby incorporated herein, mutatis mutandis.

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LEGAL_US_W # 107573229.9

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement as of the date first above written.

COMPANY:

ATERIAN, INC.

By:/s/ Yaniv Sarig
Name:Yaniv Sarig
Its:Chief Executive Officer

(Signature Page to Amendment to Lock-Up, Voting and Standstill Agreement)

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement as of the date first above written.

STOCKHOLDER:

HEALING SOLUTIONS, LLC

By:/s/ Jason Hope
Name:Jason Hope
Its:Manager

(Signature Page to Amendment to Lock-Up, Voting and Standstill Agreement)